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                                                                   Exhibit 10.12


                    AMENDMENT NO. 1 TO DATEK VOTING AGREEMENT

      This Amendment No. 1 to the Datek Voting Agreement (this "Amendment") is made as of August 7, 2002, by and between Datek Online Holdings Corp. (the "Stockholder") and Instinet Group Incorporated ("Parent").

      WHEREAS, the Stockholder and Parent entered into a Datek Voting Agreement, dated as of June 9, 2002 (the "Datek Voting Agreement"); and

      WHEREAS, Parent, Instinet Merger Corporation ("Merger Sub") and the Company have entered into an Agreement and Plan of Merger, dated as of June 9, 2002 (the "Merger Agreement"); and

      WHEREAS, simultaneously with the execution and delivery of this Amendment, Parent, Merger Sub and the Company are entering into Amendment No. 1 to the Merger Agreement (the "Merger Agreement Amendment"); and

      WHEREAS, the parties desire to clarify and amend certain provisions of the Datek Voting Agreement in the context of the Merger Agreement Amendment.

      NOW THEREFORE, pursuant to Section 16 of the Datek Voting Agreement, the parties hereby amend the Datek Voting Agreement as follows:

      Section 1. Amendment to Merger Agreement. The parties agree that all references to the Merger Agreement in the Datek Voting Agreement are deemed to be references to the Merger Agreement as amended by the Merger Agreement Amendment, and the parties consent to the Merger Agreement Amendment.

      Section 2. Voting of Company Common Stock. The parties further agree that the Stockholder's obligation to vote or consent (a) in favor of the approval and adoption of the Merger Agreement (as amended by the Merger Agreement Amendment), the Merger and/or the Company Charter Amendment and (b) against any Prohibited Transaction shall apply with respect to all shares of the Class L common stock, $0.001 par value per share, and all shares of Class A-1 common stock, $0.001 par value per share, the Stockholder Beneficially Owns on the record date for such vote or consent whether or not such shares remain Subject Shares under the Datek Voting Agreement on the date any relevant meeting of stockholders of the Company is held for such purpose or the date such consents are tabulated.

      Section 3. Capitalized Terms. Capitalized terms used but not defined in this Amendment shall have the meanings provided therefor in the Datek Voting Agreement.

      Section 4. Counterparts. This Amendment may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

      SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY IN SUCH
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STATE, EXCEPT TO THE EXTENT THAT THE DELAWARE GENERAL CORPORATION LAW APPLIES AS
A RESULT OF THE COMPANY BEING A DELAWARE CORPORATION.

      Section 6. No Other Amendments. Except as specifically amended hereby, the Datek Voting Agreement shall continue in full force and effect in accordance with the provisions thereof in existence on the date hereof. Unless the context otherwise requires, after the date hereof, any reference to the Datek Voting Agreement shall mean the Datek Voting Agreement as amended hereby.



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      IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the day and year first above written.

                                         INSTINET GROUP INCORPORATED



                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:



                                         DATEK ONLINE HOLDINGS CORP.



                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:



          [Signature Page to Amendment No. 1 to Datek Voting Agreement]